UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2018

Gates Industrial Corporation plc

(Exact Name of Registrant as Specified in its Charter)

England and Wales	001-38366	98-1395184
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

1551 Wewatta Street, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

(303) 744-1911

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 (c)	Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 1, 2018, Gates Industrial Corporation plc (the “Company”) appointed David M. Wisniewski to act as Chief Accounting Officer effective April 9, 2018. Mr. Wisniewski will serve as the Company’s principal accounting officer.

Previously, Mr. Wisniewski, 49, served as Global Business Services CFO at General Motors Company starting in August 2015. While CFO Mr. Wisniewski maintained responsibility for leading finance strategies (budget, forecast, long-term plan, financial analysis / insight) for the internal service organization spanning four global regions and including people services, finance / accounting and indirect purchasing. Before serving in his CFO role, Mr. Wisniewski served General Motors Company as a Treasurer’s Office Controller, Financial Assurance Assistant Corporate Controller, Asset Management Chief Accountant, and Assistant Director of Global Technical Accounting at various times from October 2009 to July 2015. Prior to General Motors Company, Mr. Wisniewski was a Partner (January 2004 to September 2009) and Senior Manager (May 2002 to December 2003) at Ernst & Young LLP. Mr. Wisniewski was employed by Arthur Andersen LLP in various roles from 1990 to 2002.

Pursuant to the terms of the offer letter between the Company and Mr. Wisniewski, Mr. Wisniewski’s annual base salary will be $375,000 and he will be eligible to participate in the Company’s annual incentive plan with a target bonus of 50% of his annual base salary. Additionally, Mr. Wisniewski is eligible to participate in the Company’s long term equity incentive plan and, subject to Board approval, will be granted an initial award of $250,000, comprised of 50% options and 50% restricted stock, all of which will vest in equal annual installments over four years, subject to his continued employment through each such vesting date. In addition, Mr. Wisniewski will be eligible to participate in certain other benefits on the same terms and conditions as other Company executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATES INDUSTRIAL CORPORATION PLC

By:	/s/ Jamey S. Seely
	Name:	Jamey S. Seely
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: March 2, 2018